PROPERTY, PLANT, AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT, AND EQUIPMENT, NET
PROPERTY, PLANT, AND EQUIPMENT, NET
Details on property, plant, and equipment, net were as follows:

	Useful lives (In years)	December 31,
		2014	2013
		(Dollars in thousands)
Gathering and processing systems and related equipment	30	$1,462,706	$1,212,227
Construction in progress	n/a	44,447	94,130
Other	4-15	28,871	21,885
Total		1,536,024	1,328,242
Less accumulated depreciation		121,674	71,928
Property, plant, and equipment, net		$1,414,350	$1,256,314
During the fourth quarter of 2014, we reviewed certain property, plant and equipment balances associated with a compressor station project on our DFW Midstream system that was terminated and wrote off approximately $5.5 million of costs. The net impact of this action is reflected in long-lived asset impairment on the statement of operations. We also sold certain fixed assets during the fourth quarter of 2014. The net impact of these transactions is reflected in loss on asset sales, net on the statement of operations.
Also during the fourth quarter of 2014, prices for natural gas, NGLs and crude oil continued to decline such that we identified a need to evaluate the goodwill associated with the Polar and Divide and Bison Midstream systems. In connection with this evaluation, we also evaluated the property, plant and equipment and intangible assets associated with the Polar and Divide and Bison Midstream systems for impairment and concluded that no impairment was necessary.
Construction in progress is depreciated consistent with its applicable asset class once it is placed in service. Depreciation expense related to property, plant, and equipment and capitalized interest were as follows:

	Year ended December 31,
	2014	2013	2012
	(In thousands)
Depreciation expense	$49,816	$37,313	$22,422
Capitalized interest	3,778	6,255	2,784